                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                          AMENDMENT NO. 1 TO FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported)  February 8, 2001
                                                        ----------------

                               Memry Corporation
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


      Delaware                     0-14068                     06-1084424
--------------------        --------------------        ------------------------
  (State or other                (Commission                (IRS Employer
   jurisdiction of               File Number)               Identification No.)
   incorporation)

        57 Commerce Drive, Brookfield, Connecticut                06804
--------------------------------------------------------------------------------
          (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code            (203) 740-7311
                                                  ------------------------------


--------------------------------------------------------------------------------
(Former name or former address, if changed since last report)

                                                               Page 1 of 3 Pages

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
          ------------------------------------------------------------------

     (b)  Pro Forma Financial Information.

          The following unaudited pro forma financial information is filed as part of this report on Form 8-K and is set forth in the financial pages attached hereto:

     - Pro forma Condensed Consolidated Financial Information.
     - Pro forma Condensed Consolidated Balance Sheet at December 31, 2000.
     - Pro forma Condensed Consolidated Statement of Operations for the six months ended December 31, 2000.
     - Pro forma Condensed Consolidated Statement of Operations for the year ended June 30, 2000.
     - Notes to Pro forma Condensed Consolidated Financial Statements

     (c)  Exhibits.

2.1 Stock Purchase Agreement, dated February 8, 2001, by and between Memry Holdings, S.A. and Mr. Wilfried Van Moorleghem.

                                                               Page 2 of 3 Pages

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   MEMRY CORPORATION


Date: April 20, 2001               By: /s/ James G. Binch
                                      -------------------------
                                      James G. Binch
                                      President

                                                               Page 3 of 3 Pages

                               MEMRY CORPORATION
            PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

          The following presents unaudited pro forma condensed financial information of Memry Corporation (the "Company"), as adjusted to give effect to the sale of its European subsidiary ("Divested Company") to Wilfried
Van Moorleghem. The financial information is presented as of the beginning of the earliest period presented for statements of operations purposes and as of the end of the period presented for balance sheet purposes. The historical financial information for Divested Company has been derived from the historical financial statements of the Company and is intended only for presentation of the Company's pro forma financial information. These data are presented for illustrative purposes only and are not necessarily indicative of the financial position or results of operations of the Company or Divested Company which would have occurred had the sale actually been consummated as of such dates, nor is this information indicative of the future financial position or results of operations of the Company or Divested Company. The pro forma adjustments are described in the accompanying notes presented herein.

                               Memry Corporation
          Pro Forma Condensed Consolidated Balance Sheet (Unaudited)
                             At December 31, 2000

=============================================================================================================================
                                                                                        Pro Forma              Pro Forma
                                                                  Historical           Adjustments            Consolidated
                                                                 December 31,          December 31,           December 31,
                                                                -------------        ----------------       ---------------
                                                                      2000                 2000                    2000
                                                                -------------        ----------------       ---------------
ASSETS
Current Assets
       Cash and cash equivalents                                    1,029,000        $   (63,000) (1)        $     966,000
       Accounts receivable, less allowance for doubtful
          accounts                                                  3,218,000           (149,000) (1)            3,154,000
                                                                                          85,000  (3)
       Inventories and other                                        3,753,000           (680,000) (1)            3,073,000
                                                                -------------        -----------             -------------
                   Total current assets                             8,000,000           (807,000)                7,193,000
                                                                -------------        -----------             -------------

Property, Plant and Equipment, at cost                             10,547,000           (353,000) (1)           10,194,000
       Less accumulated depreciation                               (4,843,000)           353,000  (1)           (4,490,000)
                                                                -------------        -----------             -------------
                                                                    5,704,000                  -                 5,704,000
                                                                -------------        -----------             -------------
Other Assets
       Patents and patent rights, less accumulated
           amortization                                             1,400,000                  -                 1,400,000
       Goodwill, less accumulated
           amortization                                             1,110,000                  -                 1,110,000
       Other                                                          337,000            (12,000) (1)              325,000
                                                                -------------        -----------             -------------
                                                                    2,847,000            (12,000)                2,835,000
                                                                -------------        -----------             -------------
                   Total assets                                 $  16,551,000        $  (819,000)            $  15,732,000
                                                                =============        ===========             =============

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
       Accounts payable                                         $   1,219,000        $  (189,000) (1)        $   1,030,000
       Accrued Expenses                                             2,935,000           (613,000) (1)            2,322,000
       Notes payable                                                3,549,000           (297,000) (1)            2,124,000
                                                                                      (1,000,000) (2)
                                                                                        (128,000) (5)
                                                                -------------        -----------             -------------
                   Total current liabilities                        7,703,000         (2,227,000)                5,476,000
                                                                -------------        -----------             -------------

Note Payable, less current maturities                               1,498,000            (55,000) (1)            1,443,000

Stockholders' Equity
       Common stock, $.01 par value; 40,000,000 authorized
           shares; shares issued and outstanding:                     234,000                  -                   234,000
           Dec. 31, 2000 - 23,368,000
       Currency translation adjustment                             (1,191,000)         1,191,000  (1)                    -
       Additional paid-in capital                                  46,742,000                  -                46,742,000
       Accumulated deficit                                        (38,435,000)          (941,000) (1)          (38,163,000)
                                                                                       1,000,000  (2)
                                                                                          85,000  (3)
                                                                                         128,000  (5)
                                                                -------------        -----------             -------------
                   Total stockholders' equity                       7,350,000          1,463,000                 8,813,000
                                                                -------------        -----------             -------------
       Total liabilities and stockholders' equity               $  16,551,000        $  (819,000)            $  15,732,000
                                                                =============        ===========             =============

                               Memry Corporation
     Pro Forma Condensed Consolidated Statement of Operations (Unaudited)
                  For the Six Months Ended December 31, 2000

====================================================================================================================
                                                                              Pro Forma                Pro Forma
                                                          Historical         Adjustments             Consolidated
                                                         December 31,        December 31,             December 31,
                                                       ----------------    ----------------         ----------------
                                                             2000                2000                     2000
                                                       ----------------    ----------------         ----------------
Revenues
     Product Sales                                     $    12,657,000     $      (639,000) (4)     $    12,018,000
     Research and development                                  327,000             (33,000) (4)             294,000
                                                       ----------------    ----------------         ----------------
                                                            12,984,000            (672,000)              12,312,000
                                                       ----------------    ----------------         ----------------

Cost of revenues
     Manufacturing                                           9,445,000            (884,000) (4)           8,561,000
     Research and development                                  206,000                   -                  206,000
                                                       ----------------    ----------------         ----------------
                                                             9,651,000            (884,000)               8,767,000
                                                       ----------------    ----------------         ----------------

             Gross profit                                    3,333,000             212,000                3,545,000
                                                       ----------------    ----------------         ----------------

Operating expenses
     General, selling and administration                     5,559,000            (591,000) (4)           4,968,000
     Depreciation and amortization                             306,000            (103,000) (4)             203,000
     Asset impairment                                        4,197,000          (4,197,000) (4)                   -
                                                       ----------------    ----------------         ----------------
                                                            10,062,000          (4,891,000)               5,171,000
                                                       ----------------    ----------------         ----------------

             Operating loss                                 (6,729,000)          5,103,000               (1,626,000)

Other income (expense)
     Interest Expense                                         (264,000)             37,000  (4)            (184,000)
                                                                                    43,000  (5)
     Interest Income                                            16,000              (2,000) (4)              14,000
                                                       ----------------    ----------------         ----------------
                                                              (248,000)             78,000                 (170,000)
                                                       ----------------    ----------------         ----------------

             Loss before taxes                              (6,977,000)          5,181,000               (1,796,000)
             Provision for income taxes                         23,000              (1,000) (4)              22,000
                                                       ----------------    ----------------         ----------------

             Net Loss                                  $    (7,000,000)    $     5,182,000          $    (1,818,000)
                                                       ================    ================         ================


Basic Loss Per Share                                   $         (0.32)                             $         (0.08)
                                                       ================                             ================
Diluted Loss Per Share                                 $         (0.32)                             $         (0.08)
                                                       ================                             ================

Shares used in Loss per Share Calculation:
     Basic                                                  21,644,000                                   21,644,000
                                                       ================                             ================
     Diluted                                                21,644,000                                   21,644,000
                                                       ================                             ================

                               Memry Corporation
     Pro Forma Condensed Consolidated Statement of Operations (Unaudited)
                       For the Year Ended June 30, 2000

===============================================================================================================
                                                                                  Pro Forma          Pro Forma
                                                              Historical         Adjustments       Consolidated
                                                               June 30,           June 30,            June 30,
                                                             ------------       ------------       ------------
                                                                 2000                2000              2000
                                                             ------------       ------------       ------------
Revenues
      Product Sales                                          $ 26,064,000       $ (1,628,000) (4)  $ 24,436,000
      Research and development                                    932,000           (224,000) (4)       708,000
                                                             ------------       ------------       ------------
                                                               26,996,000         (1,852,000)        25,144,000
                                                             ------------       ------------       ------------

Cost of revenues
      Manufacturing                                            15,599,000         (1,152,000) (4)    14,447,000
      Research and development                                    498,000                  -            498,000
                                                             ------------       -------------      ------------
                                                               16,097,000         (1,152,000)        14,945,000
                                                             ------------       ------------       ------------

           Gross profit                                        10,899,000           (700,000)        10,199,000
                                                             ------------       ------------       ------------


Operating expenses
      General, selling and administration                       8,695,000         (1,222,000) (4)     7,473,000
      Depreciation and amortization                               592,000           (244,000) (4)       348,000
                                                             ------------       ------------       ------------
                                                                9,287,000         (1,466,000)         7,821,000
                                                             ------------       ------------       ------------

           Operating income                                     1,612,000            766,000          2,378,000

Other income (expense)
      Interest Expense                                           (401,000)            18,000  (4)      (298,000)
                                                                                      85,000  (5)
      Interest Income                                              23,000                  -             23,000
                                                             ------------       ------------       ------------
                                                                 (378,000)           103,000           (275,000)
                                                             ------------       ------------       ------------

           Income before taxes                                  1,234,000            869,000          2,103,000
           Provision for income taxes                             125,000                  -            125,000
                                                             ------------       ------------       ------------

           Net Income                                        $  1,109,000       $    869,000       $  1,978,000
                                                             ============       ============       ============

Basic Earnings Per Share                                     $       0.05                          $       0.09
                                                             ============                          ============
Diluted Earnings Per Share                                   $       0.05                          $       0.09
                                                             ============                          ============

Shares used in Earnings per Share Calculation:
      Basic                                                    20,994,000                            20,994,000
                                                             =============                         ============
      Diluted                                                  22,000,000                            22,000,000
                                                             =============                         ============

                                     NOTES

                               MEMRY CORPORATION
        NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                  (UNAUDITED)

(1) To eliminate the assets, liabilities and equity of Divested Company included in the Company's consolidated balance sheet as of December 31, 2000.

(2) To record the initial purchase price of $1,000,000 and use of net proceeds to reduce short-term debt.

(3)  To record purchase price adjustment receivable.

(4) To eliminate the revenues and expenses of Divested Company for the applicable periods.

(5) To record decrease in interest expense at an average interest rate of 8.5% for the year ended June 30, 2000 and six months ended December 31, 2000 resulting from the application of net proceeds to reduce short-term debt.